SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): March 17, 1998




                                Rehabilicare Inc.
             (Exact name of registrant as specified in its charter)




   Minnesota                        0-9407                       41-0985318
 (State or other               (Commission File               (I.R.S. Employer
 jurisdiction of                    Number)                  Identification No.)
 Incorporation)


       1811 Old Highway Eight, New Brighton, MN          55112-3493
       (address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (612) 631-0590


   -------------------------------------------------------------------------
             (former name or address, if changed since last report.)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 17, 1998, Rehabilicare Inc. (the "Company") completed its acquisition of Staodyn, Inc. ("Staodyn") in accordance with the terms of an Agreement and Plan of Merger dated as of December 1, 1997. Pursuant to the terms of such Agreement, Hippocrates Acquisition, Inc., a wholly owned subsidiary of the Company ("Subsidiary"), was merged (the "Merger") with and into Staodyn, whereupon the separate existence of Subsidiary was terminated and Staodyn continued as the surviving corporation. In the Merger, Rehabilicare issued approximately 5,481,500 shares of its common stock, constituting .823 shares of its common stock for each share of Staodyn outstanding immediately before the Merger and for which holders of Staodyn common stock did not assert dissenters rights. Holders of a total of 500 shares of common stock of Staodyn asserted dissenters rights. As a result of the Merger Staodyn became a wholly owned subsidiary of Rehabilicare.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF STAODYN, INC.

         The following financial statements, which are included in Staodyn's Annual Report on Form 10- KSB for the year ended November 30, 1997, are hereby incorporated into this Form 8-K by reference:

                  Consolidated Balance Sheets as of November 30, 1997 and November 30, 1996

                  Consolidated Statements of Operations for the years ended November 30, 1997 and November 30, 1996

                  Consolidated Statement of Changes in Stockholders' Equity for the years ended November 30, 1997 and November 30, 1996

                  Statements of Cash Flows for the years ended November 30, 1997 and November 30, 1996

                  Notes to Financial Statements

                  Report of Independent Accountants of Price Waterhouse LLP

         (b) PRO FORMA FINANCIAL INFORMATION

         The following pro forma financial statements, which are included on pages F-26 through F-33 in Amendment No. 1 to Rehabilicare's Registration Statement on Form S-4 filed with the Commission on February 10, 1998 (File no. 333-44139) are hereby incorporated by reference:

         Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 1997

         Unaudited Pro Forma Condensed Combined Statement of Income for the:

         Three months ended September 30, 1997
         Three months ended September 30, 1996
         Year ended June 30, 1997
         Year ended June 30, 1996
         Year ended June 30, 1995

         Notes to Unaudited Pro Forma Condensed Combined Financial Information

         The Company intends to file by amendment to this Form 8-K (i) an unaudited pro forma condensed combined balance sheet as of March 31, 1998 and (ii) unaudited pro forma combined statements of income for the three and nine month periods ending March 31, 1997 and March 31,

         1998. The Company intends to file such amendment as soon as practicable, and in any event, on or before May 16, 1998.

         (c) Exhibits


Exhibit 2.1 Agreement and Plan of Merger, dated as of December 1, 1997 by and among Rehabilicare Inc. Hippocrates Acquisition, Inc. and Staodyn, Inc. (incorporated by reference to Exhibit A to the Proxy Statement/Prospectus that forms a part of Amendment No.1 to the Registration Statement on Form S-4 filed by the Company on February 10, 1998 (File no. 333-44139)).

Exhibit 23.1      Consent of Price Waterhouse LLP



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REHABILICARE INC.


                                              By /s/ DAVID B. KAYSEN
                                                 David B. Kaysen
                                                   Chief Executive Officer and
                                                   President

Dated: April 8, 1998